WILLIAM BLAIR FUNDS

                  SUPPLEMENT TO PROSPECTUSES DATED MAY 1, 2005,
                 AS SUPPLEMENTED MAY 24, 2005 AND JULY 25, 2005

         The portfolio managers have changed for the Value Discovery Fund. The Value Discovery Fund is now co-managed by David S. Mitchell and Mark T. Leslie.

         These two individuals are responsible for investment strategy, asset allocation, portfolio construction, the majority of research of companies in the Fund's portfolio of investments, and security selection.

         All portfolio decisions regarding stock selection and portfolio construction are made jointly by the two Fund managers. Informal meetings take place daily among the two members of this management team. It is from these frequent meetings that the portfolio is constructed. Each team member is responsible for sponsoring a stock for inclusion in the portfolio, and it is up to him to gather all research from the resources available. Ultimately, each manager must then convince the other co-manager to agree that the Fund should own that stock.

         David Mitchell, a principal of William Blair & Company, L.L.C., joined William Blair & Company in 1996 as a Small Cap Value manager and has managed the Value Discovery Fund since its inception. He was a Partner in the U.S. Equity Group at Brinson Partners Inc. and a member of the Post-Venture Portfolio management team until 1996. Previously, he was co-manager of Thomas Paine Investors, LP, a private fund that invested in small cap stocks, after working as a Senior Equity Analyst on NBD's Woodward Opportunity Fund. He was an equity analyst and portfolio manager at Connecticut National Bank and, prior to graduate studies, an equity trader and money market portfolio manager. He is a director of Reading in Motion, which partners with teachers to improve urban children's language arts and learning skills through the arts. Education: B.A., Knox College; M.M., Northwestern University Kellogg Graduate School of Management; and CFA.

         Mark Leslie, an associate with William Blair & Company, L.L.C., joined William Blair in 2005 as co-manager of the Value Discovery Fund. Prior to joining William Blair, he was employed by US Bancorp Asset Management as the manager of the First American Funds Small Cap Value Fund and also managed institutional portfolios. He has 15 years of financial industry experience, including seven years in portfolio management. Previously, he was a research analyst at Dain Bosworth and an investment associate at Investment Advisers Inc. He is a member of Twin Cities Society of Security Analysts. Education: B.S., Business Administration, University of New Hampshire and CFA.

         The information above supplements and supersedes the disclosure in the "Value Discovery Fund - Portfolio Management" section of the Prospectuses.

                               WILLIAM BLAIR FUNDS
                              222 West Adams Street
                             Chicago, Illinois 60606

    Please retain this supplement with your Prospectus for future reference.